Exhibit 99.1

For Immediate Release	Contact: Marc Cannon (954) 769-3146 Cannonm@autonation.com
AutoNation Reports 2008 Second Quarter Results of Operations
FORT LAUDERDALE, Fla. (July 24, 2008) —AutoNation, Inc. (NYSE: AN), America’s largest automotive retailer, today reported 2008 second quarter net income from continuing operations of $53 million or $0.29 per share, compared to year-ago net income from continuing operations of $79 million or $0.38 per share. After adjusting for certain items disclosed in the attached financial tables, net income from continuing operations for the 2008 second quarter was $59 million or $0.33 per share, compared to $76 million or $0.36 per share in the prior year.
Second quarter 2008 revenue totaled $3.9 billion, compared to $4.5 billion in the year-ago period, driven primarily by lower new vehicle sales. In the second quarter, total U.S. industry retail sales declined 16%, based on CNW Research data. In comparison, in the second quarter AutoNation’s new vehicle unit sales declined 12%.
Commenting on the second quarter, Mike Jackson, Chairman and Chief Executive Officer, said, “Despite the fact that this past quarter was the most challenging automotive sales environment any of us have encountered, AutoNation delivered solid profitability.” Mr. Jackson also noted, “In the second quarter, the industry encountered $4.00 per gallon gasoline on top of the continued housing depression and credit crisis, resulting in a significant challenge as consumers are either postponing the purchase of vehicles or they are purchasing smaller vehicles that are more economical both at the time of purchase and at the pump. We now believe that, in 2008, U.S. new vehicle industry sales will decline to the low-14 million unit level.”
Mr. Jackson added, “In continuing response to the ongoing macroeconomic and industry challenges, we are executing a cost reduction plan with a targeted annualized run rate pre-tax savings of $100 million. In the first half of the year, we achieved approximately $25 million of this benefit. In the second half of the year, we expect to achieve approximately $50 million of savings, for a full-year 2008 impact of $75 million on a pre-tax basis. Our targeted annualized cost savings include reductions in advertising spending, corporate overhead expense and store personnel expense.”

For the six-month period ended June 30, 2008, the Company reported net income from continuing operations of $109 million or $0.60 per share compared to $162 million or $0.77 per share in the prior year. After adjusting for certain items as disclosed in the attached financial tables, net income from continuing operations for the six-month period ended June 30, 2008 was $115 million or $0.64 per share, compared to $153 million or $0.73 per share. The Company’s revenue for the six-month period ended June 30, 2008 totaled $7.9 billion, down 10% compared to $8.8 billion in the prior year.
The second quarter conference call may be accessed at 10:00 a.m. Eastern Time today by phone at 888-769-8515 or via the Internet (audio webcast) at http://www.AutoNation.com by clicking on the “About Us” link then clicking on “Investors” and then “Webcasts.” A playback of the conference call will be available after 12:00 (noon) p.m. Eastern Time August 1, 2008 through August 7, 2008 by calling 888-562-6304.
About AutoNation, Inc.
AutoNation, Inc., headquartered in Fort Lauderdale, Fla., is America’s largest automotive retailer and has been named America’s Most Admired Automotive Retailer by FORTUNE Magazine in five of the last seven years. A component of the Standard and Poor’s 500 Index, AutoNation owns and operates 319 new vehicle franchises in 15 states. For additional information, please visit http://corp.AutoNation.com or www.AutoNation.com, where more than 80,000 vehicles are available for sale along with AutoNation’s E-Vehicle program.
FORWARD LOOKING STATEMENTS
Certain statements and information included in this release constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied in such forward-looking statements. Additional discussion of factors that could cause actual results to differ materially from management’s projections, estimates and expectations is contained in the Company’s SEC filings. The Company undertakes no duty to update its forward-looking statements, including its long-term growth targets.
NON-GAAP FINANCIAL MEASURES
The attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, such as net income and diluted earnings per share from continuing operations, adjusted in each case to exclude certain items disclosed in the attached financial tables. As required by SEC rules, the Company has provided reconciliations of these measures to the most directly comparable GAAP measures, which are set forth in the attachments to this release. The Company believes that each of the foregoing non-GAAP financial measures improves the transparency of the Company’s disclosure, provides a meaningful presentation of the Company’s results from its core business operations excluding the impact of items not related to the Company’s ongoing core business operations, and improves the period-to-period comparability of the Company’s results from its core business operations.

AUTONATION, INC.
UNAUDITED CONDENSED CONSOLIDATED INCOME STATEMENTS
($ in millions, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2008	2007	2008	2007
Revenue:
New vehicle	$2,178.4	$2,587.4	$4,376.5	$5,010.4
Used vehicle	940.4	1,080.6	1,920.8	2,146.8
Parts and service	637.8	641.7	1,292.3	1,286.3
Finance and insurance, net	136.0	150.1	280.9	296.3
Other	17.0	17.1	34.6	34.2

Total revenue	3,909.6	4,476.9	7,905.1	8,774.0

Cost of sales:
New vehicle	2,034.6	2,408.5	4,086.7	4,654.8
Used vehicle	860.2	987.9	1,756.5	1,951.3
Parts and service	359.6	359.9	730.1	723.1
Other	7.7	6.5	15.2	13.2

Total cost of sales	3,262.1	3,762.8	6,588.5	7,342.4

Gross profit	647.5	714.1	1,316.6	1,431.6

Selling, general and administrative expenses	488.8	507.4	986.7	1,018.3
Depreciation and amortization	22.4	21.3	45.9	42.2
Other expenses (income), net	5.2	1.5	5.5	1.5

Operating income	131.1	183.9	278.5	369.6

Floorplan interest expense	(21.5)	(32.6)	(46.8)	(64.3)
Other interest expense	(21.6)	(26.4)	(48.4)	(52.8)
Interest income	0.3	0.9	0.8	1.8
Other gains (losses), net	0.9	0.7	(0.9)	0.9

Income from continuing operations before income taxes	89.2	126.5	183.2	255.2

Provision for income taxes	36.6	47.2	74.7	93.3

Net income from continuing operations	52.6	79.3	108.5	161.9

Loss from discontinued operations, net of income taxes	(0.8)	(2.0)	(6.0)	(7.0)

Net income	$51.8	$77.3	$102.5	$154.9

Diluted earnings (loss) per share:
Continuing operations	$0.29	$0.38	$0.60	$0.77
Discontinued operations	$(0.00)	$(0.01)	$(0.03)	$(0.03)
Net income	$0.29	$0.37	$0.57	$0.74

Weighted average common shares outstanding	178.7	208.6	179.6	209.7

Common shares outstanding, net of treasury stock, at June 30	176.7	201.9	176.7	201.9

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA
($ in millions, except per vehicle data)

Operating Highlights	Three Months Ended June 30,				Six Months Ended June 30,
	2008	2007	$ Variance	% Variance	2008	2007	$ Variance	% Variance
Revenue:
New vehicle	$2,178.4	$2,587.4	$(409.0)	(15.8)	$4,376.5	$5,010.4	$(633.9)	(12.7)
Retail used vehicle	789.3	859.7	(70.4)	(8.2)	1,603.6	1,720.3	(116.7)	(6.8)
Wholesale	151.1	220.9	(69.8)	(31.6)	317.2	426.5	(109.3)	(25.6)

Used vehicle	940.4	1,080.6	(140.2)	(13.0)	1,920.8	2,146.8	(226.0)	(10.5)

Parts and service	637.8	641.7	(3.9)	(0.6)	1,292.3	1,286.3	6.0	0.5
Finance and insurance, net	136.0	150.1	(14.1)	(9.4)	280.9	296.3	(15.4)	(5.2)
Other	17.0	17.1	(0.1)		34.6	34.2	0.4

Total revenue	$3,909.6	$4,476.9	$(567.3)	(12.7)	$7,905.1	$8,774.0	$(868.9)	(9.9)

Gross profit:
New vehicle	$143.8	$178.9	$(35.1)	(19.6)	$289.8	$355.6	$(65.8)	(18.5)
Retail used vehicle	81.3	91.9	(10.6)	(11.5)	165.8	191.9	(26.1)	(13.6)
Wholesale	(1.1)	0.8	(1.9)		(1.5)	3.6	(5.1)

Used vehicle	80.2	92.7	(12.5)	(13.5)	164.3	195.5	(31.2)	(16.0)

Parts and service	278.2	281.8	(3.6)	(1.3)	562.2	563.2	(1.0)	(0.2)
Finance and insurance	136.0	150.1	(14.1)	(9.4)	280.9	296.3	(15.4)	(5.2)
Other	9.3	10.6	(1.3)		19.4	21.0	(1.6)

Total gross profit	647.5	714.1	(66.6)	(9.3)	1,316.6	1,431.6	(115.0)	(8.0)

Selling, general and administrative expenses	488.8	507.4	18.6	3.7	986.7	1,018.3	31.6	3.1

Depreciation and amortization	22.4	21.3	(1.1)		45.9	42.2	(3.7)
Other expenses (income), net	5.2	1.5	(3.7)		5.5	1.5	(4.0)

Operating income	131.1	183.9	(52.8)	(28.7)	278.5	369.6	(91.1)	(24.6)
Floorplan interest expense	(21.5)	(32.6)	11.1		(46.8)	(64.3)	17.5
Other interest expense	(21.6)	(26.4)	4.8		(48.4)	(52.8)	4.4
Interest income	0.3	0.9	(0.6)		0.8	1.8	(1.0)
Other gains (losses), net	0.9	0.7	0.2		(0.9)	0.9	(1.8)

Income from continuing operations before income taxes	$89.2	$126.5	$(37.3)	(29.5)	$183.2	$255.2	$(72.0)	(28.2)

Retail vehicle unit sales:
New	73,811	84,295	(10,484)	(12.4)	145,473	162,407	(16,934)	(10.4)
Used	49,925	51,802	(1,877)	(3.6)	100,704	104,652	(3,948)	(3.8)

	123,736	136,097	(12,361)	(9.1)	246,177	267,059	(20,882)	(7.8)

Revenue per vehicle retailed:
New	$29,513	$30,695	$(1,182)	(3.9)	$30,085	$30,851	$(766)	(2.5)
Used	$15,810	$16,596	$(786)	(4.7)	$15,924	$16,438	$(514)	(3.1)

Gross profit per vehicle retailed:
New	$1,948	$2,122	$(174)	(8.2)	$1,992	$2,190	$(198)	(9.0)
Used	$1,628	$1,774	$(146)	(8.2)	$1,646	$1,834	$(188)	(10.3)
Finance and insurance	$1,099	$1,103	$(4)	(0.4)	$1,141	$1,109	$32	2.9

Operating Percentages	Three Months Ended June 30,		Six Months Ended June 30,
	2008 (%)	2007 (%)	2008 (%)	2007 (%)
Revenue mix percentages:
New vehicle	55.7	57.8	55.4	57.1
Used vehicle	24.1	24.1	24.3	24.5
Parts and service	16.3	14.3	16.3	14.7
Finance and insurance, net	3.5	3.4	3.6	3.4
Other	0.4	0.4	0.4	0.3

	100.0	100.0	100.0	100.0

Gross profit mix percentages:
New vehicle	22.2	25.1	22.0	24.8
Used vehicle	12.4	13.0	12.5	13.7
Parts and service	43.0	39.5	42.7	39.3
Finance and insurance	21.0	21.0	21.3	20.7
Other	1.4	1.4	1.5	1.5

	100.0	100.0	100.0	100.0

Operating items as a percentage of revenue:
Gross profit:
New vehicle	6.6	6.9	6.6	7.1
Used vehicle — retail	10.3	10.7	10.3	11.2
Parts and service	43.6	43.9	43.5	43.8
Total	16.6	16.0	16.7	16.3
Selling, general and administrative expenses	12.5	11.3	12.5	11.6
Operating income	3.4	4.1	3.5	4.2

Operating items as a percentage of total gross profit:
Selling, general and administrative expenses	75.5	71.1	74.9	71.1
Operating income	20.2	25.8	21.2	25.8

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA, Continued
($ in millions, except per share data)

Capital Expenditures/Stock Repurchases	Three Months Ended June 30,		Six Months Ended June 30,
	2008	2007	2008	2007
Capital expenditures	$18.0	$36.6	$41.5	$78.9

Acquisitions	$—	$0.8	$29.4	$0.8

Proceeds from exercises of stock options	$—	$12.5	$1.0	$88.6

Stock repurchases:

Aggregate purchase price	$26.3	$189.6	$54.1	$239.9

Shares repurchased (in millions)	1.9	8.7	3.8	11.0

Floorplan Assistance and Expense	Three Months Ended June 30,			Six Months Ended June 30,
	2008	2007	Variance	2008	2007	Variance
Floorplan assistance earned (included in cost of sales)	$19.6	$24.3	$(4.7)	$40.6	$48.4	$(7.8)
Floorplan interest expense (new vehicles)	$(20.8)	$(32.4)	11.6	$(45.9)	$(64.0)	18.1

Net inventory carrying cost	$(1.2)	$(8.1)	$6.9	$(5.3)	$(15.6)	$10.3

Balance Sheet and Other Highlights
	June 30, 2008	December 31, 2007	June 30, 2007
Cash and cash equivalents	$42.1	$33.0	$31.7
Inventory	$2,295.4	$2,281.5	$2,289.2
Total floorplan notes payable	$2,245.0	$2,142.7	$2,053.6
Non-vehicle debt	$1,518.1	$1,775.8	$1,528.6
Equity	$3,535.1	$3,473.5	$3,738.1

New days supply (industry standard of selling days, including fleet)	62 days	52 days	55 days

Used days supply (trailing 30 days)	42 days	44 days	44 days

Brand Mix - New Vehicle Revenue %
	Three Months Ended June 30,		Six Months Ended June 30,
	2008 (%)	2007 (%)	2008 (%)	2007 (%)
Detroit 3:
Ford, Lincoln-Mercury	11.9	15.1	12.8	14.9
Chevrolet, Pontiac, Buick, Cadillac, GMC	12.2	13.0	12.6	13.4
Chrysler, Jeep, Dodge	5.4	6.7	5.9	6.6

Detroit 3 total	29.5	34.8	31.3	34.9

Import Premium Luxury:
Mercedes	12.5	11.4	12.2	11.8
BMW	6.9	6.7	6.7	6.4
Lexus	3.9	3.9	4.0	3.9
Other premium luxury (Land Rover, Porsche)	2.7	3.1	2.7	3.1

Premium Luxury total	26.0	25.1	25.6	25.2

Volume Imports:
Honda	11.5	9.3	10.5	9.2
Toyota	17.4	16.0	16.8	15.4
Nissan	9.5	9.0	9.7	9.4
Other imports	6.1	5.8	6.1	5.9

Import total	44.5	40.1	43.1	39.9

	100.0	100.0	100.0	100.0

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA, Continued
($ in millions, except per share data)

Comparable Basis Reconciliations*
	Three Months Ended June 30,
	Net Income		Diluted Earnings Per Share
	2008	2007	2008	2007
As reported	$51.8	$77.3	$0.29	$0.37
Discontinued operations, net of income taxes	0.8	2.0	$0.00	$0.01

From continuing operations, as reported	52.6	79.3	$0.29	$0.38
Income tax adjustments	—	(3.5)	$—	$(0.02)
Stock compensation expense adjustment	3.1	—	$0.02	$—
Franchise impairments	3.0	—	$0.02	$—

Adjusted	$58.7	$75.8	$0.33	$0.36

	Six Months Ended June 30,
	Net Income		Diluted Earnings Per Share
	2008	2007	2008	2007
As reported	$102.5	$154.9	$0.57	$0.74
Discontinued operations, net of income taxes	6.0	7.0	$0.03	$0.03

From continuing operations, as reported	108.5	161.9	$0.60	$0.77
Income tax adjustments	—	(8.6)	$—	$(0.04)
Stock compensation expense adjustment	3.1	—	$0.02	$—
Franchise impairments	3.0	—	$0.02	$—

Adjusted	$114.6	$153.3	$0.64	$0.73

* Please refer to the “Non-GAAP Financial Measures” section of the Press Release.

Business Assumptions Impacting Long-term Average EPS Growth Target of 10% to 12% Per Year:

U.S. light vehicle annual unit sales	assumes recovery in key markets

Continued opportunistic redeployment of cash flow	share repurchase, capital expenditures and acquisitions

Targeted return on incremental invested capital	approximately 15% after-tax

AUTONATION, INC.
UNAUDITED SAME STORE DATA
($ in millions, except per vehicle data)

Operating Highlights	Three Months Ended June 30,				Six Months Ended June 30,
	2008	2007	$ Variance	% Variance	2008	2007	$ Variance	% Variance
Revenue:
New vehicle	$2,168.8	$2,587.4	$(418.6)	(16.2)	$4,356.3	$5,010.4	$(654.1)	(13.1)
Retail used vehicle	784.2	859.7	(75.5)	(8.8)	1,593.5	1,720.3	(126.8)	(7.4)
Wholesale	148.9	220.4	(71.5)	(32.4)	313.4	425.5	(112.1)	(26.3)

Used vehicle	933.1	1,080.1	(147.0)	(13.6)	1,906.9	2,145.8	(238.9)	(11.1)
Parts and service	634.3	641.7	(7.4)	(1.2)	1,284.1	1,286.3	(2.2)	(0.2)
Finance and insurance, net	135.4	150.1	(14.7)	(9.8)	279.8	296.3	(16.5)	(5.6)
Other	5.3	6.5	(1.2)	(18.5)	11.8	13.5	(1.7)	(12.6)

Total revenue	$3,876.9	$4,465.8	$(588.9)	(13.2)	$7,838.9	$8,752.3	$(913.4)	(10.4)

Gross profit:
New vehicle	$143.1	$178.9	$(35.8)	(20.0)	$288.2	$355.6	$(67.4)	(19.0)
Retail used vehicle	80.8	91.9	(11.1)	(12.1)	164.6	191.9	(27.3)	(14.2)
Wholesale	(1.7)	0.3	(2.0)	(2.5)	2.6	(5.1)

Used vehicle	79.1	92.2	(13.1)	(14.2)	162.1	194.5	(32.4)	(16.7)
Parts and service	275.9	281.2	(5.3)	(1.9)	557.3	562.0	(4.7)	(0.8)
Finance and insurance	135.4	150.1	(14.7)	(9.8)	279.8	296.3	(16.5)	(5.6)
Other	5.7	6.8	(1.1)		12.2	13.5	(1.3)

Total gross profit	$639.2	$709.2	$(70.0)	(9.9)	$1,299.6	$1,421.9	$(122.3)	(8.6)

Retail vehicle unit sales:
New	73,545	84,295	(10,750)	(12.8)	144,929	162,407	(17,478)	(10.8)
Used	49,674	51,802	(2,128)	(4.1)	100,206	104,652	(4,446)	(4.2)

	123,219	136,097	(12,878)	(9.5)	245,135	267,059	(21,924)	(8.2)

Revenue per vehicle retailed:
New	$29,489	$30,695	$(1,206)	(3.9)	$30,058	$30,851	$(793)	(2.6)
Used	$15,787	$16,596	$(809)	(4.9)	$15,902	$16,438	$(536)	(3.3)

Gross profit per vehicle retailed:
New	$1,946	$2,122	$(176)	(8.3)	$1,989	$2,190	$(201)	(9.2)
Used	$1,627	$1,774	$(147)	(8.3)	$1,643	$1,834	$(191)	(10.4)
Finance and insurance	$1,099	$1,103	$(4)	(0.4)	$1,141	$1,109	$32	2.9

Operating Percentages	Three Months Ended June 30,		Six Months Ended June 30,
	2008 (%)	2007 (%)	2008 (%)	2007 (%)
Revenue mix percentages:
New vehicle	55.9	57.9	55.6	57.2
Used vehicle	24.1	24.2	24.3	24.5
Parts and service	16.4	14.4	16.4	14.7
Finance and insurance, net	3.5	3.4	3.6	3.4
Other	0.1	0.1	0.1	0.2

	100.0	100.0	100.0	100.0

Gross profit mix percentages:
New vehicle	22.4	25.2	22.2	25.0
Used vehicle	12.4	13.0	12.5	13.7
Parts and service	43.2	39.7	42.9	39.5
Finance and insurance	21.2	21.2	21.5	20.8
Other	0.8	0.9	0.9	1.0

	100.0	100.0	100.0	100.0

Operating items as a percentage of revenue:
Gross Profit:
New vehicle	6.6	6.9	6.6	7.1
Used vehicle – retail	10.3	10.7	10.3	11.2
Parts and service	43.5	43.8	43.4	43.7
Total	16.5	15.9	16.6	16.2